EXHIBIT 99.1

                        FORBEARANCE AGREEMENT AND CONSENT

      This Forbearance Agreement and Consent dated as of January 15, 2001 ("Agreement") is among The York Group, Inc., a Delaware corporation ("Borrower"), the lenders party to the Credit Agreement described below ("Lenders"), and ABN AMRO Bank N.V., a Netherlands chartered bank, in its capacity as administrative agent for the Lenders (in such capacity, the "Agent").

                                  INTRODUCTION

      A. The Borrower, the Agent and the Lenders are parties to the Amended and Restated Credit Agreement dated as of August 12, 1999, as modified by the Forbearance Agreement and Consent dated as of May 10, 2000 and as amended by the Amendment No. 1 and Waiver dated as of May 12, 2000, and as modified and supplemented by certain temporary waivers and consents executed since May 12, 2000 (as so modified, amended or supplemented, the "Credit Agreement").

      B. The Borrower, the Agent and the Lenders wish to, subject to the terms and conditions of this Agreement, (1) acknowledge the existence of certain Defaults and Events of Default (each as defined in the Credit Agreement), (2) provide for a temporary forbearance period during which the Agent and Lenders agree not to take action with respect to such existing Defaults and Events of Default, and (3) amend certain provisions of the Credit Agreement.

      THEREFORE, the Borrower, the Agent and the Lenders hereby agree as follows:

      Section 1. DEFINITIONS; REFERENCES. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2. FORBEARANCE; CONSENTS.

      (a) FORBEARANCE.

            (i) The Borrower hereby acknowledges the existence of the following Defaults and Events of Default (collectively, the "Existing Defaults"):

      (A) the Borrower's noncompliance with Section 2.6(d)(ii) of the Credit Agreement to repay the scheduled principal and interest due under the Term Loans on December 31, 2000;
      (B) the Borrower's noncompliance with Section 3.1 of the Credit Agreement to pay interest and fees on December 31, 2000;
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      (C)   the Borrower's noncompliance to provide financial information as required under Sections 6.7(a), 6.7(b) and 6.7(c) of the Credit Agreement;
      (D) the Borrower's noncompliance to comply with the State of Georgia's Environmental Laws as required under Section 6.18;
      (E) the Borrower's noncompliance with the requirements of Section 6.24 of the Credit Agreement for the calendar months ended September 30, 2000, October 31, 2000, November 30, 2000, and December 31, 2000;
      (F) the Borrower's noncompliance with the requirements of Section 6.26 of the Credit Agreement for the calendar months ended June 30, 2000, July 31, 2000, August 31, 2000, September 30, 2000, October 31,
            2000, November 30, 2000, and December 31, 2000;
      (G) the Borrower's noncompliance with the requirements of Section 6.27 of the Credit Agreement for the calendar quarters ended June 30, 2000, September 30, 2000, and December 31, 2000;
      (H)   the  Borrower's  noncompliance  with the  requirements  of Section
            6.30 of the Credit Agreement and Section 4.06 of the Security Agreement due to the Borrower's withdrawal of all funds held in the Concentration Account, the Borrower's failure to deposit, on a daily basis, all receipts and deposits into such Concentration Account, and the Borrower's failure to provide an Acceptable Security Interest in the Borrower's and its Subsidiaries' bank accounts;
      (I) the Borrower's noncompliance with Section 7.1(e) to pay scheduled prepayments of principal and interest due on December 31, 2000 to the Noteholders;
      (J) the Borrower's noncompliance to pay scheduled principal and interest on Subordinated Debt due on November 30, 2000 and December 31, 2000; and
      (K) Notwithstanding anything herein to the contrary, with respect to (D) and (J) above, the continued or further noncompliance of the types of noncompliance set forth with respect to (D) and (J) of the Borrower to comply with the matters set forth in such subsections shall be deemed to be an "Existing Default".

            (ii) The Lenders hereby agree, subject to the terms of this Agreement, to forbear from exercising any of their rights and remedies under any of the Credit Documents arising solely as a result of the Existing Defaults, including any rights to accelerate payments, to enforce security interests, to file an involuntary bankruptcy petition against the Borrower or any of its subsidiaries, or to enforce the obligations under the Credit Documents until the date ("Forbearance Termination Date") that is the earlier to occur of (a) June 30, 2001, and (b) the date of the occurrence of a Forbearance Default (as defined below).

            (iii) The forbearance by the Lenders described above is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Existing Defaults. This forbearance is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of the Existing Defaults or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Credit Document.

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            (iv) The Borrower hereby further agrees and acknowledges that (A)
the Existing Defaults have not been permanently waived as a result of this Agreement and that such forbearance is temporary in nature, and (B) concurrent with the Forbearance Termination Date, all rights and remedies of the Lenders enjoined as a result of this Section 2(a) shall be reinstated.

            (v) The following shall constitute a "Forbearance Default" under this Agreement:

                  (A) the failure of the Borrower to comply with any covenant or agreement contained in this Agreement; or

                  (B) any representation or warranty contained in this Agreement shall be incorrect in any material respect; or

                  (C) the existence of any Default or Event of Default (other than the Existing Defaults); or

                  (D) the existence of any Default or Event of Default (each as defined in the Senior Note Purchase Agreement dated June 30, 1994 among the Borrower and the purchasers named therein, as amended), and such purchasers shall have exercised (or attempted to exercise) any rights or remedies in respect of such Default or Event of Default or otherwise taken (or attempted to take) any action with respect thereto; or

                  (E) any holder of the Debt evidenced by (i) that certain Promissory Note (Renewal and Extension) issued by the Borrower to Houston Casket Company in the face amount of $1,500,000, made effective January 17, 2000 and given in renewal and extension of a certain Promissory Note in like face principal amount dated January 17, 1997, and (ii) that certain Promissory Note (Renewal and Extension) issued by the Borrower to North Texas Casket Company in the face amount of $1,000,000, made effective January 17, 2000 and given in renewal and extension of a certain Promissory Note in like face principal amount dated January 17, 1997 (collectively, the "Nonpayable Subordinated Debt"), shall exercise any rights or remedies (including, without limitation, acceleration of any such Nonpayable Subordinated Debt) or take any enforcement action or action toward collection of any such Nonpayable Subordinated Debt.

      (b) INTEREST RATES. From and after the date of this Agreement, (i) the interest rate applicable to all Loans (whether now existing or later made) shall, subject to the terms of this paragraph, be the Base Rate PLUS 2.25% (but in no event to exceed the Highest Lawful Rate); PROVIDED that, if an Event of Default (other than an Existing Default) shall have occurred and be continuing, the interest rate then in effect (after giving effect to the increases set forth below, if any) shall be increased by an additional 2.00% (but in no event to exceed the Highest Lawful Rate), and (ii) the right of the Borrower to request continuations of, or conversions to, or new Borrowings consisting of Eurodollar Loans is hereby suspended indefinitely. Notwithstanding the foregoing, the interest rate applicable to all Loans shall, in addition to the 2.00% default rate increase described in the preceding sentence, be subject to the following potential separate and distinct increases:

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            (i) an increase of .25% to the interest rate then in effect for all
Loans will occur on February 15, 2001 if cumulative asset sales of the Borrower and its Subsidiaries from the date of this Agreement through such date do not result in aggregate principal reductions (attributable to the mandatory prepayments associated with such asset sales )of at least $10,000,000 with respect to all Indebtedness (as defined in the Intercreditor Agreement);

            (ii) an increase of .25% to the interest rate then in effect for all Loans will occur on March 31, 2001 if cumulative asset sales of the Company and its Subsidiaries from the date of this Agreement through such date do not result in aggregate principal reductions (attributable to the mandatory prepayments associated with such asset sales) of at least $18,000,000 with respect to all Indebtedness (as defined in the Intercreditor Agreement); and

            (iii) an increase of .25% to the interest rate then in effect for all Loans will occur on May 31, 2001 if the Lenders are not provided with a commitment letter or letters reasonably satisfactory to the Lenders in their sole and absolute discretion with respect to a financing package sufficient to repay all of the Obligations owing to the Collateral Agent, the Agent and the Lenders on or before June 30, 2001.

Each of the foregoing increases shall be effective as of the respective dates for such increases set forth above and shall apply to all Loans.

      (c) TERM LOAN REPAYMENT SCHEDULE. The repayment schedule for the Term Loans set forth in Section 2.6(d)(ii) of the Credit Agreement is hereby deleted and replaced with the following new schedule:


               -------------------------------------------------
               DATE                     AMOUNT
               -------------------------------------------------
               January 31, 2001         $1,000,000.00
               -------------------------------------------------
               February 28, 2001        $500,000.00
               -------------------------------------------------
               March 31, 2001           $500,000.00
               -------------------------------------------------
               April 30, 2001           $500,000.00
               -------------------------------------------------
               May 31, 2001             $500,000.00
               -------------------------------------------------
               June 30, 2001            all remaining principal,
                                        interest fees and other
                                        amounts owing in respect
                                        of the Term Loans
               -------------------------------------------------

In addition to the $500,000 scheduled payment due and payable on May 31, 2001, the Borrower shall also pay on such date an amount equal to $2,500,000 to the Lenders and the Noteholders

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collectively, which amount shall be paid to the Collateral Agent and distributed to the Lenders and the Noteholders in accordance with their respective Pro Rata Shares (as defined in the Intercreditor Agreement).

Notwithstanding the foregoing amortization schedule, the Borrower shall be credited with, and be deemed to have made payments in respect of, the $1,000,000 payment due and owing on January 31, 2001 to the extent (but only to the extent) that payments are made in respect of the Revolving Loans on or before January 31, 2001 as a result of asset sales permitted by this Agreement. To the extent that such asset sales do not result in a repayment of at least $1,000,000 in Revolving Loans on or before January 31, 2001, the Borrower shall still be required to pay the shortfall amount on January 31, 2001 as a required payment under the Term Loan. The deemed credit provided for in this paragraph shall only exist with respect to the January 31, 2001 payment, and no other mandatory prepayments of Term Loans shall be credited against future amortization requirements of the Term Loans.

It is understood that certain post-closing purchase price adjustments may occur within the 90-day period following each asset sale of the Borrower or its Subsidiaries under the terms of the relevant asset purchase documents. If as a result of a post-closing purchase price adjustment the Borrower owes a rebate to the relevant purchaser, then (i) the Borrower (or such Subsidiary) shall pay such rebate to the relevant purchaser and (ii) the Borrower shall receive a credit against its future mandatory prepayment obligations owing in respect of the Indebtedness (such credit to be allocated on a pro rata basis by the holders of all Indebtedness under the Intercreditor Agreement) in an amount equal to the relevant percentage (either 80% or 90%, depending on the amount originally received by the Collateral Agent with respect to the relevant asset sale) of such rebate payment (but only to the extent such rebate payment is actually made). If, however, as a result of such post-closing purchase price adjustment the Borrower receives an additional payment from the relevant purchaser as additional amounts owing in respect of the purchase price, then the relevant percentage of such amounts (80% or 90%, as applicable) shall be paid to the Collateral Agent and applied to the Indebtedness in accordance with the terms of this Agreement and the Intercreditor Agreement.

      (d) COMMITMENT REDUCTIONS. On the date of this Agreement, the aggregate Revolving Credit Commitment Amount shall be reduced to an amount equal to $22,905,000, such reduction to be effective on a pro rata basis with respect to each such Lender's Revolving Credit Commitment. Additional reductions of the Revolving Credit Commitment Amount shall occur on the date of each principal payment or prepayment that is made in respect of the Revolving Loans, which reduction shall be equal to the amount of such principal reduction and shall be applied on a pro rata basis to each Lender's respective Revolving Credit Commitments. Any reductions to the Revolving Credit Commitment Amount shall be permanent and not temporary, and once reduced such Revolving Credit Commitment Amount shall not be reinstated. NOTWITHSTANDING THE EXISTENCE OF A REVOLVING CREDIT COMMITMENT AMOUNT, IT IS THE INTENTION OF THE COLLATERAL AGENT, THE AGENT AND THE LENDERS THAT THE LENDERS SHALL HAVE NO FURTHER OBLIGATION TO MAKE LOANS UNDER THE CREDIT AGREEMENT, AND NO FURTHER BORROWINGS SHALL BE PERMITTED TO BE REQUESTED BY THE BORROWER NOR SHALL ANY ADDITIONAL LETTERS OF CREDIT BE ISSUED, RENEWED OR OTHERWISE EXTENDED.

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      (e) FEES. The fees required to be paid pursuant to clauses (a) and (b) of
Section 3.1 of the Credit Agreement shall no longer accrue or otherwise apply from and after the date of this Agreement (except that any accrued and unpaid fees which arose prior to this date of this Agreement shall continue to be obligations of the Borrower). In addition, the Borrower shall continue to be obligated to pay the Agent's fees provided for in Section 3.1(c) of the Credit Agreement. Finally, the Borrower shall pay to the Lenders an amendment fee of $150,000 (which fee shall be shared by the Lenders on a pro rata basis). The amendment fee provided for in the preceding sentence shall be paid in installments as follows: (i) $50,000 on January 31, 2001, (ii) $50,000 on March 31, 2001, and (iii) $50,000 on May 31, 2001; PROVIDED that, the May 31, 2001 installment shall be deemed to be waived by the Lenders if, on or before May 31, 2001, the Lenders are provided with a commitment letter or letters reasonably satisfactory to the Lenders with respect to a financing package sufficient to repay the Obligations owing to the Collateral Agent, the Agent and the Lenders on or before June 30, 2001.

      (f) RESTRICTED PAYMENTS. From and after the date of this Agreement, the Borrower shall not redeem, purchase or otherwise acquire any shares of its capital stock or declare or pay any dividends on its capital stock (other than dividends paid in kind) or make any distribution or payment to shareholders, or set aside funds for any such purpose. In addition, neither the Borrower nor any of its Subsidiaries may make any payment in respect of, or defease or establish any sinking fund related to, any Debt subordinated to the Obligations or any seller notes or Debt representing the deferred purchase price to be paid in connection with any Acquisition; PROVIDED that, the Borrower and its Subsidiaries may make payments in respect of Debt owing to (i) William W. Grubbs, Jr., (ii) Roger W. Sevedge, Trustee for the Roger W. Sevedge Revocable Living Trust, (iii) William H. Boies, Trustee for the William H. Boies trust, and (iv) W. Howard Ayers, in each case which is subordinated to the Obligations, which payments may not exceed $1,080,000 in the aggregate and which payments must be made in conjunction with the sale of assets by the Borrower or its Subsidiaries to the holders of such Debt (or their Affiliates). This Section supersedes Section 6.11(a) of the Credit Agreement.

      (g) ASSET SALES. Notwithstanding the provisions of Section 6.17 of the Credit Agreement, the Borrower shall be permitted to consummate sales of the assets described in the attached Schedule I-A on the following terms and conditions:

            (i) all such asset sales must be made for cash consideration only and shall otherwise be on terms and conditions (including price) as specified in
Schedule I-A. Any deviation in price or any other material term or condition shall require the consent of the Collateral Agent;

            (ii) the Collateral Agent and the Agent shall have received copies of the purchase and sale documents (and all amendments and schedules thereto) certified by an officer of the Borrower as being complete, true and correct at least three Business Days (which may be shortened in the sole discretion of the Collateral Agent) in advance of the closing date of such sale, and such documents shall be in form and substance satisfactory to the Collateral Agent in its sole reasonable discretion;

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            (iii) 90% (or, if a Triggering Event under the Intercreditor
Agreement shall have occurred and be continuing, 100%) of the Net Cash Proceeds from Assets received from all such asset sales consisting of real property assets located in (or related to) the Borrower's or its Subsidiaries' operations in New Orleans, Louisiana; Portland, Oregon; Aiken, South Carolina; or Richmond, Indiana shall, upon receipt, be deposited with the Collateral Agent to be applied to the Indebtedness (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement, or if the Intercreditor Agreement shall have been terminated and all Indebtedness has been repaid, such amounts shall be returned to the Borrower and its Subsidiaries; and

            (iv) 80% (or, if a Triggering Event under the Intercreditor Agreement shall have occurred and be continuing, 100%) of the Net Cash Proceeds from Assets received from all such asset sales consisting of assets located in (or related to) the Borrower's or its Subsidiaries' operations OTHER THAN those referred to in clause (iii) above shall, upon receipt, be deposited with the Collateral Agent to be applied to the Indebtedness (as defined in the Intercreditor Agreement), or if the Intercreditor Agreement shall have been terminated, such amounts shall be returned to the Borrower and its Subsidiaries.

All proceeds received from asset sales permitted by this Section 2(g) shall be detailed in writing by the Borrower to the Collateral Agent as to which proceeds are attributable to sales of working capital assets, and which proceeds are proceeds attributable to sales of non-working capital assets. All proceeds of sales of working capital assets that are paid to the Lenders shall be applied to the payment of Revolving Loans in accordance with Section 2.9(a)(iii) of the Credit Agreement. All proceeds of sales of non-working capital assets that are paid to the Lenders shall be applied to the payment of future installments owing in respect of the Term Loans in the inverse order of their maturity and otherwise in accordance with Section 2.9(b)(iii) of the Credit Agreement.

The Borrower agrees that it shall consummate, or cause its Subsidiaries to consummate, asset sales with respect to all or a portion of the asset sales described in the attached Schedule I-A to the extent necessary for the Borrower (or its Subsidiaries ) to obtain on or before April 30, 2001 gross proceeds from such asset sales in an amount equal to at least $10,000,000, and the corresponding identified percentage of Net Cash Proceeds from Assets resulting from such asset sales shall have been paid to the Collateral Agent by such date.

No other asset sales or other Transfers shall be permitted other than those described above and those described in clauses (a), (b), (c) and (d) of Section
6.17 of the Credit Agreement. The Borrower has indicated a desire to sell some or all of the assets listed on Schedule I-B. Upon receipt of letters of intent or other indication of commitment with respect to any of such assets the Collateral Agent will discuss with representatives of the Borrower the terms and conditions upon which the Collateral Agent may recommend to the Lenders and the Noteholders the release of liens in favor of Lenders and the Noteholders.

Upon the sale, disposition or other Transfer of any asset permitted in accordance with this Section 2(g) and so long as no Default or Event of Default (other than the Existing Defaults) shall have occurred and be continuing (or would be occasioned thereby), then the Collateral

                                      -7-
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Agent shall be permitted to, and shall, at the expense of the Borrower and without the consent of any Lender, execute and deliver such releases or terminations (or similar instruments) as may be reasonably necessary in order to consummate such sale, disposition or Transfer.

      (h) FINANCIAL COVENANTS. Notwithstanding the terms of the Credit Agreement, none of Sections 6.24, 6.25, 6.26 or 6.27 shall apply for fiscal periods ending after the date of this Agreement and on or before the end of the Forbearance Period. All other covenants contained in the Credit Agreement and the other Credit Documents shall, subject to the modifications contained in this Agreement, remain in full force and effect and must be complied with by the Borrower and its Subsidiaries. Additionally, this Section 2(h) shall have no effect on the Existing Defaults comprised of previous financial covenant breaches and such Existing Defaults shall continue to exist subject to the terms of this Forbearance Period.

      (i) LENDER CONSULTANT. The Lenders hereby give notice to the Borrower that they are exercising their right pursuant to Section 6.8 of the Credit Agreement to have a business consultant, which consultant shall be selected by the Lenders and the fees and expenses of which shall be paid by the Borrower on a monthly basis.

      (j) LEASED PROPERTIES. If the Borrower or any of its Subsidiaries enters into any operating lease or capital lease with any other Person, with the Borrower or such Subsidiary being the lessor and such other Person being the lessee, then the Borrower or such Subsidiary, as applicable, shall execute such Security Documents and such other documents, agreements, certificates, opinions or other instruments as the Collateral Agent may reasonably request in order to cause the Collateral Agent to be satisfied that it has an Acceptable Security Interest in such lease for the benefit of the Collateral Agent, the Agent, the Lenders and the Noteholders.

      (k) BANK ACCOUNTS. The Borrower shall cause its primary operating account to be Account No. 00100281782 maintained with The Chase Manhattan Bank ("Concentration Account"), and shall take all action reasonably necessary to cause the Collateral Agent to have an Acceptable Security Interest in the Concentration Account, and each of the Borrower and its Subsidiaries shall, unless the Collateral Agent and the Agent agree otherwise, cause each depository where their other bank accounts are maintained to execute and deliver (within 30 days of their receipt thereof) a bank account agreement in form and substance satisfactory to the Collateral Agent and the Agent providing for, among other things, the grant of an Acceptable Security Interest in favor of the Collateral Agent in each such bank account (and the amounts contained therein).

      (l) ACKNOWLEDGEMENT OF INDEBTEDNESS. The Borrower hereby acknowledges that, as of the date of this Agreement, (i) the aggregate outstanding principal amount of the Revolving Loans owing to the Lenders is $22,905,000.00, and (ii) the aggregate outstanding principal amount of the Term Loans owing to the Lenders is $23,000,000.01.

      (m) BORROWING BASE. Although the Lenders have no further obligation to make Loans or issue or extend Letters of Credit, the Borrowing Base provisions shall remain in effect under the terms of the Credit Agreement, as amended by this Agreement. Notwithstanding the preceding sentence, AND FOR DETERMINING COMPLIANCE WITH THE LIMITS ESTABLISHED BY THE BORROWING

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BASE ONLY, the Revolving Loans shall, as of the applicable measurement date, be deemed to be reduced by an amount equal to the amount of Net Cash Proceeds from Assets, if any, attributable to sales of working capital assets that were received by the Collateral Agent since the last measurement date and which were paid by the Collateral Agent to the Noteholder. The "deemed reduction" in the amount of the Revolving Loans shall apply only for purposes of determining compliance with the Borrowing Base and shall not in any way reduce or otherwise modify or affect the actual principal amount owed by the Borrower in respect of the Revolving Loans.

      Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and the Lenders that:

      (a) After giving effect to this Agreement, all of the representations and warranties of the Borrower and its Subsidiaries set forth in the Credit Agreement and in the other Credit Documents (other than representations and warranties related to the absence of defaults with respect to indebtedness owing by the Borrower or its Subsidiaries to Houston Casket Company and North Texas Casket Company) are true and correct in all material respects as of the date of this Agreement, except as a result of the transactions expressly permitted under such Credit Agreement and Credit Documents and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

      (b) (i) The execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity; and

      (c) Other than the Existing Defaults, no Default or Event of Default has occurred and is continuing.

      Section 4. REAFFIRMATION OF GUARANTORS. Each of the Guarantors hereby acknowledges and agrees to the terms of this Agreement and agrees that its respective guaranty obligations are hereby reaffirmed and acknowledged, as such guaranty obligations have been amended hereby.

      Section 5. EFFECTIVENESS. This Agreement shall become effective, and the amendments, consents and forbearance provisions provided for herein shall be effective as provided herein, upon the satisfaction of the following conditions precedent:

      (a) The Borrower, the Agent and the Lenders shall have delivered duly and validly executed originals (unless otherwise indicated) of this Agreement to the Agent;

      (b) The Borrower shall have delivered to the Agent (i) a consent to this Agreement from the Noteholders, and (ii) a forbearance agreement executed by the Noteholders in form and substance satisfactory to the Collateral Agent, the Agent and the Lenders;

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      (c) The Borrower shall have delivered to the Agent:

            (i) copies, certified as of the date of this Agreement by a Responsible Officer of the Borrower of (A) the resolutions of the Board of Directors of the Borrower, (B) the articles or certificate (as applicable) of incorporation and bylaws of the Borrower, and (C) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Credit Documents; and

            (ii) certificates of a Responsible Officer of each of the Borrower and its Subsidiaries certifying the names and true signatures of officers of each such Person authorized to sign this Agreement and the other Credit Documents to which each such Person is a party.

      (d) The representations and warranties in this Agreement shall be true and correct in all material respects; and

      (e) On the date of this Agreement, the Borrower shall have paid (i) all fees and interest owing in respect of the Obligations that are past due as of the date of this Agreement which are identified on Schedule II attached hereto, and (ii) all costs and expenses of the Collateral Agent, the Agent, the Lenders, and the Lenders' consultants, attorneys and agents in connection with this Agreement which have been invoiced and are payable pursuant to Section 10.13 of the Credit Agreement.

      Section 6. EFFECT ON CREDIT DOCUMENTS; ACKNOWLEDGMENTS AND AGREEMENTS.

      (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or Lenders' rights under the Credit Documents.

      (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

      (c) THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT. IN ADDITION, EACH OF THE BORROWER AND ITS SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE COLLATERAL AGENT, THE AGENT, ANY OF THE LENDERS, LEGAL COUNSEL TO THE COLLATERAL AGENT OR THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR

                                      -10-
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ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY
CONNECTED WITH, THE CREDIT AGREEMENT OR THE CREDIT DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AGREEMENT. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS PARAGRAPH 6(C), AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

      (d) THE AGENT AND THE LENDERS HEREBY EXPRESSLY RESERVE ALL OF THEIR RIGHTS, REMEDIES, AND CLAIMS UNDER THE CREDIT DOCUMENTS. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT SHALL CONSTITUTE A WAIVER OR RELINQUISHMENT (I) OF ANY DEFAULT OR EVENT OF DEFAULT (INCLUDING, WITHOUT LIMITATION, ANY EXISTING DEFAULT) UNDER ANY OF THE CREDIT DOCUMENTS, (II) OF ANY OF THE AGREEMENTS, TERMS OR CONDITIONS CONTAINED IN THE CREDIT DOCUMENTS, (III) OF ANY RIGHTS OR REMEDIES OF THE AGENT AND LENDERS WITH RESPECT TO THE CREDIT DOCUMENTS, OR (IV) OF THE RIGHTS OF THE AGENT AND THE LENDERS TO COLLECT THE FULL AMOUNTS OWING TO THEM UNDER THE CREDIT DOCUMENTS.

      Section 7. CHOICE OF LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

      Section 8. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original.

      THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED as of the 15th day of January, 2001.

                                    BORROWER AND GUARANTORS:

                                    THE YORK GROUP, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    COLONIAL GUILD TRADE COMPANY, INC.
                                    DIXIE VAULT TRADE COMPANY, INC.
                                    DOODY TRADE COMPANY, INC.
                                    ELDER DAVIS, INC.
                                    ELDER DAVIS TRADE COMPANY, INC.
                                    OMC INDUSTRIES, INC.
                                    PUGET SOUND CASKET CO.
                                    STAR MANUFACTURING CORPORATION
                                    THE DOODY GROUP, INC.
                                    T.Y.G. COMPANY, INC.
                                    T.Y.G. TRADE COMPANY, INC.
                                    T.Y.G. TRADE II COMPANY, INC.
                                    WEST POINT CASKET COMPANY
                                    DIXIE VAULT COMPANY, INC.
                                    WEST POINT TRADE COMPANY, INC.
                                    YORK AGENCY, INC.
                                    YORK ACQUISITION CORP.
                                    YORK BRONZE COMPANY
                                    (For purposes of Sections 5 and 6 only)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    AGENT AND LENDERS:

                                    ABN AMRO BANK N.V., as Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



                                    ABN AMRO BANK N.V.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    BANK OF AMERICA, N.A.
                                    successor in interest to NATIONSBANK, N.A.,

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE CHASE MANHATTAN BANK


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    FIRST UNION NATIONAL BANK


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    WELLS FARGO BANK (TEXAS),
                                       NATIONAL ASSOCIATION


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________